CONTINGENT LIABILITIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 8:- CONTINGENT LIABILITIES AND COMMITMENTS

a.	Legal Proceedings:

On November 19, 2014, a class action lawsuit was filed against the Company and certain of its current and former officers and directors in the United States District Court for the Southern District of New York. The case was filed on behalf of a putative class of investors who purchased or acquired the Company's publicly traded securities between March 28, 2014 and November 14, 2014. The complaint asserted violations of Sections 10(b) and 20(a) of the Exchange Act and SEC Rule 10b-5. The complaint alleged, among other things, that the Company's officers and directors made false or misleading statements relating to the results of Phase III study for its MDX drug candidate. The complaint sought an unspecified amount of damages, as well as other forms of relief. On December 16, 2014, another class action lawsuit was filed against the Company and certain of its current and former officers and directors in the United States District Court for the Southern District of New York. This complaint is largely identical to the earlier complaint and purports to bring the same claims on behalf of the same putative class. On December 23, 2014, the first plaintiff in the first action moved to voluntarily dismiss his case which motion was granted on December 30, 2014. On February 9, 2015, the court appointed a group of investors to act as lead plaintiff for the second action. The Company has not been served and at this preliminary stage cannot assess the exposure under such complaint.

b.
The Company is engaged in three operating lease agreements for its facilities. The rent expenses for the years ended December 31, 2014, 2013 and 2012, amounted to $ 149, $ 50 and $ 44, respectively. Future minimum payments under the leases are as follows:

Year ended December 31,	Total

2015	$157
2016	149
2017	50

$356

c.
In June 2013 the Company entered into a new operating lease agreement for its vehicles until 2016. The rent expenses for the year ended December 31, 2014, 2013 and 2012, amounted to $  67, $ 51 and $ 18, respectively. Future minimum payments under the lease upon cancellation of the lease agreement as of December 31, 2014 amounted to $14.

d.	Royalty bearing Government grants:

The Company partially financed its research and development expenditures under programs sponsored by the Office of Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel.

In connection with its research and development, the Company received $  106 of participation payments from the OCS through December 31, 2014. In return for the OCS's participation, the Company is committed to pay royalties at a rate of 3%-5% of sales of the developed product linked to U.S dollars, up to 100% of the amount of grants received (100% plus interest at LIBOR). The Company's total commitment for royalties payable with respect to future sales, based on OCS participations received or accrued, net of royalties paid or accrued, totaled approximately $  117 as of December 31, 2014. In addition, the OCS may impose certain conditions on any arrangement under which it permits the Company to transfer technology or development out of Israel.